UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2023
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UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Appointments
On January 31, 2023, Under Armour, Inc. (the “Company”) issued a press release announcing the election of Carolyn N. Everson, age 51, and Patrick W. Whitesell, age 57, as Directors of the Company effective February 1, 2023. The Board of Directors appointed Ms. Everson as a member of the Corporate Governance and Sustainability Committee and Mr. Whitesell as a member of the Human Capital and Compensation Committee effective March 1, 2023.
Pursuant to the Under Armour, Inc. Fiscal Year 2023 Non-Employee Director Compensation Plan (the “Director Compensation Plan”), as a new Director of the Company, Ms. Everson and Mr. Whitesell will each receive an initial award of restricted stock units for shares of the Company’s Class C common stock valued at $100,000 on the grant date that vests in three equal annual installments. Pursuant to the Director Compensation Plan, non-employee directors receive an annual restricted stock unit award each year following the annual meeting of stockholders. Ms. Everson and Mr. Whitesell will each receive a pro-rated annual award valued at $87,500 on the grant date (pro-rated from $187,500). The grant date for the initial and annual awards will be February 1, 2023. For a full description of the Company’s director compensation program, see the “Compensation of Directors” section of the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders.
There are no transactions in which Ms. Everson or Mr. Whitesell has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Everson or Mr. Whitesell and any other persons pursuant to which she or he was elected as a director.
Director Retirement
On January 27, 2023, Harvey L. Sanders, a member of the Company’s Board of Directors and Chair of the Human Capital and Compensation Committee, notified the Company of his intention to retire from the Board of Directors effective March 31, 2023. Mr. Sanders joined the Board of Directors in November 2004. His retirement was not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.
A copy of the Company’s press release announcing the director appointments and retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated January 31, 2023.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: January 31, 2023	By:	/s/ Mehri Shadman
Mehri Shadman
Executive Vice President, Chief Legal Officer and Corporate Secretary